united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr., Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

Annual Report
September 30, 2015

1-855-881-2381

www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

2015 YEAR IN REVIEW

As we have mentioned several times since the fund’s inception, the CWC small cap team has been managing small cap domestic equity portfolios since 2000. We have a sound philosophy and a proven process that has produced, solid long term, risk adjusted returns. Since the roll out of CWC Small Cap Aggressive Value Fund we have endured the most difficult performance period in our history. The following paragraphs are thoughts we published in our newsletters throughout the course of 2015. Before we look back, we would like to tell you what we think of the road ahead.

We believe the volatility of 2015 will continue into 2016. The long awaited uptick in interest rates is finally within sight. CWC believes the Fed will raise the Fed Funds rate by 25 basis points in their December meeting. This much delayed action is overdue and may cause a very short dip in stock prices, but they should recover quickly as the era of artificially cheap money needs to end. Our economy has recovered sufficiently to accept a rate hike and that should be viewed as a positive. China’s economy has continued to slow. This slowing has been the major cause of a brutal bear market in commodities including industrial metals and oil. We don’t see an imminent reversal of that trend and predict that commodity prices will be range-bound, but that range will be significantly below the range of a few years ago.

Unfortunately for our relative performance, valuation still is not a primary driver of stock prices. As evidenced by the FANG phenomenon, a narrow group of aggressive growth stocks have been dominating the performance of the indexes. FANG stands for Facebook, Amazon, Netflix, and Google. Those four stocks have accounted for a significant portion of the market’s return. Individually they tell a shocking story. Google is up 40% through mid-November and is trading at 35 time earnings (congratulations GOOG, you are the cheapest of the bunch). Facebook is up 31% but trades at 108 time earnings. Netflix has soared 143% YTD and trades at 329 times earnings, but gaining 116% and trading at a staggering 966 time earnings is Amazon. All four of these companies are phenomenal businesses with great management teams, that’s not the point. The level of performance required over the next decade to justify these valuations is massive and fraught with risk (with the exception of Google; it’s just really expensive). The point is that valuation is not the metric driving performance this year.

But as we always point out, one of the laws of investing is that stock prices follow the fundamentals and in the long-term valuation matters. The laws can be suspended for years at a time, but eventually they do matter. As promised we have continued to stick to our philosophy of buying high quality companies at reasonable prices. Enjoy the read.

Q3 2014

The CWC Small Cap Portfolio had a fantastic quarter. That might be hard to believe when our return was -3.40%. But when considering the Russell 2000 returned -7.36% for the quarter, our performance represents exactly what our portfolio is designed to do. That is to protect your capital in down markets. When you lose less during bad times, your long term returns compound more quickly. Our “downside capture ratio” since inception and prior to Q3 2014 was 93.97%—a very good number. Our ratio for Q3 2014 was 46.19%—which is exceptional. Year-to-date the Russell 2000 has returned -4.41% while the CWC Small Cap Portfolio is up 1.72%.

Last quarter we included a chart that showed stock valuation to be a contrary indicator to stock performance over the past five years. The idea that stock prices follow valuation is a LAW of investing. But while the laws of investing hold true over the long-term, they can be suspended for significant time periods. Eventually, the law will be followed and there is typically a healthy period of catch-up for the stocks that were previously out-of-favor. We feel this is true for our portfolio.

Q4 2014

The fourth quarter of 2014 was truly epic in several ways. Some good, some bad, some we will need to wait and see. Our small cap portfolio returned 2.06% for the quarter; fairly benign on an absolute basis. But when taken in context of the return for the Russell 2000 which was up 9.73%, this was the worst relative performance quarter in our 14 year history. When you link that return to a very successful first three quarters of 2014, we returned 3.81% vs. 4.89% for the index for the calendar year.

The headlines in Q4 were aimed directly at the stocks in our portfolio. The most visible was energy. We have been a leader over the years in understanding the effects created by the transformation of our domestic oil and gas production. Using that information, we have positioned our portfolio to successfully navigate the investment minefield created by the phenomenon. There was a sea change in Q4 2014 in the global oil market that we will discuss in detail in a moment. In addition, the October 28th explosion on take-off of the Antares rocket bound for the international space station was owned by one of our companies, Orbital Sciences (ORB), and caused a significant hit to the stock.

Q1 2015

The stock markets continued to advance in the first quarter of 2015 as oil continued its slide and the US dollar continued its advance. By the end of the quarter, both trends had stabilized at dramatically different levels than just a few months earlier. Our performance was spotty. We had some great stocks and we had a handful of disappointments. When the dust settled, our Small Cap composite returned 2.24% for the quarter vs. 4.32% for the Russell 2000 index. Our value orientation hurt us this quarter as the Russell 2000 value index returned 2.0% vs. the Russell 2000 growth index that returned 6.6%. Encouragingly, the correlation between individual stocks is decreasing; an environment that lends itself well to fundamental stock selection which is where we shine. You will see the disparity in individual company performance when we deconstruct the returns in the portfolio later in the letter.

Energy continues to be on the forefront of investor’s and politician’s minds. As we discussed last quarter, it will take some time, maybe a few years, before we get a clear picture of the true supply/demand constraints around the global oil supply. As of now, we are awash in supply, but the steep drop off in drilling rigs in the US will eventually play out in reduced supply. Oil will become just another cyclical commodity. Cycling between oversupply and undersupply like any other free market commodity. We believe the current oversupply will dominate for a few years as the low cost Middle East supplier’s battle for market share. We want to reiterate, this is positive for the global economy in general and specifically the US economy (and any net importer of oil). The oil producing industry has been turned on its ear and the United States’ push to energy independence has been dealt a severe blow. We view the US shale fields as the “swing producer” for the world. It is relatively expensive to produce, but very abundant. As prices rise, production will accelerate. As prices fall, production will slow. The low cost producers in the Middle East will continue to produce at full speed. We no longer own any exploration & production companies in the portfolio. That isn’t to say we won’t find a diamond in the rough sometime soon that the market has over shot to the downside.

Q2 2015

There is always a great reason not to invest. That’s what makes markets. That’s why there are always willing buyers and sellers in the stock market. You can take your pick of sensational headlines. Greece and the Euro zone, China’s economic slowdown and stock market meltdown, the impending rise in interest rates, too much national debt, ineffective government. There is always something to be scared of. We’re not suggesting it is prudent to ignore risks, they are real and always present. We are suggesting that the time to fear risks in the market is when they are NOT in the headlines. When everything seems rosy. The risks are always there. The question becomes when are investors focused on the risks (creating opportunity) and when are they focused on the rewards (creating risk)? We feel the struggle between fear and greed is relatively well balanced in the current environment. Consequently, valuations are reasonable given the overall environment. More importantly, we are able to find under-valued opportunities where we can deploy our capital with the expectation of acceptable returns.

Just because every mortgage company is urging you to “Refinance now before rates skyrocket!” doesn’t mean rates are necessarily going up anytime soon. That exclamation could have been heard anytime over the past three years. The Federal Reserve will start their slow uptick in rates when the economic statistics dictate. Amazingly, the ~2.25% yield on the U.S 10 year Treasury bond is the highest yield option in the “reserve currency” options around the world. The 10-year yield in Japan is ~0.45% and in Germany it’s ~0.80%. This phenomenon is the main reason the US dollar has been very strong over the past several months. If the Federal Reserve were to raise interest rates, the dollar would continue to appreciate vs. other world currencies. This has other economic consequences such as higher oil prices and making our import/export manufacturers less competitive. Rates will undoubtedly rise at some point in the future. It may not be in September and it may not be a big move for an extended period.

Our Small Cap portfolio gained 0.40% in Q2 virtually identical to the 0.42% gained by the Russell 2000. Year-to-date we are up 2.64% vs. 4.75% for the index. As I’ve expressed in the past, we follow a price sensitive investment style and we are fanatically diligent in how much we are willing to pay for our stocks. When you break down the markets performance into growth stocks and value stocks, our performance takes on a new color. In Q2 the Russell 2000 growth index was up 1.98% while the Russell 2000 value index was down -1.20%. Our +0.40% looks better in that light. Year-to-date the R2000 growth is up 8.74% while the R2000 value is up only 0.76%. Again making our +2.64% more attractive. The growth side of the small cap world has significantly outperformed the value side for the past several years. We look forward to the normalization to this trend which is inevitable.

Thank you again for your investment in our fund. We will continue to work hard for you every day with our eyes focused on the long term. At times it may seem difficult but if we continue to pick great operating companies at great prices we will be in good shape over the long haul.

1482-NLD-11/30/2015

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW
September 30, 2015

The Fund’s performance figures* for the periods ended September 30, 2015, as compared to its benchmark:

	One Year	Three Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	(6.86)%	7.65%	3.68%
CWC Small Cap Aggressive Value Fund - Retail Class	(7.11)%	7.35%	3.36%
Russell 2000 Total Return Index ***	1.25%	11.02%	8.88%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses before waiver as stated in the fee table to the Fund’s prospectus dated January 31, 2015 are 1.98% and 2.23% for the Institutional Class and Retail Class, respectively. The Fund’s advisor has contractually agreed to waive and/or reimburse certain fees or expenses of the Fund. Absent that arrangement, the performance above would have been lower. For performance information current to the most recent month-end, please call 1-855-881-2381. The Fund’s minimum initial investments for the Retail Class is $10,000; the minimum initial investment for the Institutional Class is $250,000.

**	Inception date is December 31, 2010.

***	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2015

Top Ten Holdings by Industry	% of Net Assets
Banks	8.9%
Retail	8.3%
Computers	8.1%
Commercial Services	7.3%
REITS	5.3%
Semiconducters	5.0%
Healthcare-Products	4.8%
Chemicals	4.8%
Insurance	4.6%
Transportation	4.4%
Other Industries (Common Stock)	38.6%
Other, Cash & Cash Equivalents	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2015

Shares		Value
	COMMON STOCK - 98.3%
	AEROSPACE/DEFENSE - 3.6%
4,804	Orbital ATK, Inc.	$345,263

	BANKS - 8.9%
7,890	Columbia Banking Systems, Inc.	246,247
8,930	Opus Bank	341,483
15,926	Umpqua Holdings Corp.	259,594
		847,324
	CHEMICALS - 4.8%
13,220	Kraton Performance Polymers, Inc. *	236,638
19,063	Landec Corp. *	222,465
		459,103
	COMMERCIAL SERVICES - 7.3%
10,584	AMN Healthcare Services, Inc. *	317,626
14,021	Apollo Education Group, Inc. - Cl. A *	155,072
91,949	Performant Financial Corp. *	222,517
		695,215
	COMPUTERS - 8.1%
24,676	Silver Spring Networks, Inc. *	317,827
6,075	Stratasys Ltd. *	160,927
10,702	TeleTech Holding, Inc.	286,707
		765,461
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
1,063	Affiliated Managers Group, Inc. *	181,762

	ELECTRIC - 1.8%
3,442	Allete, Inc.	173,787

	ELECTRONICS - 2.2%
49,263	Electro Scientific Industries, Inc.	228,580

	ENGINEERING & CONSTRUCTION - 4.1%
15,338	MasTec, Inc. *	242,801
8,884	Tutor Perini Corp. *	146,231
		389,032
	FOOD - 3.3%
5,730	Cal-Maine Foods, Inc.	312,915

	HEALTHCARE-PRODUCTS - 4.8%
10585	Cardiovascular Systems, Inc. *	167,666
22,294	Cutera, Inc. *	291,606
		459,272
	HOME BUILDERS - 2.3%
10,818	Century Communities, Inc. *	214,737

	INSURANCE - 4.6%
18,490	Maiden Holdings Ltd.	256,641
12,798	OneBeacon Insurance Group Ltd. - Cl. A	179,684
		436,325
	INTERNET - 3.0%
10,632	Lands’ End, Inc. *	287,170

	INVESTMENT COMPANIES - 4.2%
15,453	Acacia Research Corp.	140,313
36,291	Prospect Capital Corp.	258,755
		399,068
	METAL FABRICATE - 2.1%
20,463	Dynamic Materials Corp.	195,217

	PHARMACEUTICALS - 2.1%
7,140	Insys Therapeutics, Inc. *	203,204

	REAL ESTATE - 1.4%
947	Jones Lang LaSalle, Inc.	136,150

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2015

Shares		Value
	REITS - 5.3%
20,608	Summit Hotel Properties, Inc.	$240,495
13,154	Terreno Realty Corp.	258,345
		498,840
	RETAIL - 8.3%
12,151	Kirkland’s, Inc.	261,733
8,541	Noodles & Co. *	120,941
5,440	Nu Skin Enterprises, Inc.	224,563
17,172	TravelCenters of America LLC *	177,387
		784,624
	SEMICONDUCTORS - 5.0%
2,680	Synaptics, Inc. *	220,993
40,630	Xcerra Corp. *	255,156
		476,149
	SOFTWARE - 1.7%
5,029	Synchronoss Technologies, Inc. *	164,951

	TELECOMMUNICATIONS - 3.1%
24,477	Ruckus Wireless, Inc. *	290,787

	TRANSPORTATION - 4.4%
27,416	Nordic American Tankers Ltd.	416,723

	TOTAL COMMON STOCK (Cost - $8,281,717)	9,361,659

	SHORT-TERM INVESTMENTS - 1.8%
171,462	Dreyfus Cash Management, 0.06% **	171,462
	TOTAL SHORT-TERM INVESTMENTS (Cost - $171,462)

	TOTAL INVESTMENTS - 100.1% (Cost - $8,453,179) (a)	$9,533,121
	LIABILITIES LESS OTHER ASSETS - (0.1)%	(5,885)
	NET ASSETS - 100.0%	$9,527,236

*	Non-income producing securities.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,641,447 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,239,942
Unrealized depreciation:	(1,348,268)
Net unrealized appreciation:	$891,674

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS
Investment securities:
At cost	$8,453,179
At value	$9,533,121
Dividends and interest receivable	11,312
Prepaid expenses and other assets	4,026
TOTAL ASSETS	9,548,459

LIABILITIES
Investment advisory fees payable	1,279
Distribution (12b-1) fees payable	35
Accrued expenses and other liabilities	19,909
TOTAL LIABILITIES	21,223
NET ASSETS	$9,527,236

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$8,625,491
Accumulated net investment income	69,627
Accumulated net realized loss from security transactions	(247,743)
Net unrealized appreciation of investments	1,079,861
NET ASSETS	$9,527,236

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$9,361,335
Shares of beneficial interest outstanding	887,583
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.55

Retail Class Shares:
Net Assets	$165,901
Shares of beneficial interest outstanding	15,931
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.41

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends (net of $1,295 taxes withheld)	$223,375
Interest	95
TOTAL INVESTMENT INCOME	223,470

EXPENSES
Investment advisory fees	113,044
Distribution (12b-1) fees:
Retail Class	463
Professional fees	29,986
Accounting services fees	22,400
Compliance officer fees	13,801
Administrative services fees	12,864
Trustees fees and expenses	12,692
Transfer agent fees	10,541
Printing and postage expenses	7,884
Custodian fees	4,800
Registration fees	2,000
Insurance expense	200
Non 12b-1 shareholder servicing fees	132
Miscellaneous expenses	417
TOTAL EXPENSES	231,224

Less: Fees waived by the Advisor	(80,452)

NET EXPENSES	150,772

NET INVESTMENT INCOME	72,698

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(80,334)
Net realized loss from foreign currency transactions	(139)
Net change in unrealized appreciation/(depreciation) of investments	(613,258)
Net change in unrealized appreciation/(depreciation) of foreign currency translations	(53)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(693,784)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(621,086)

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
FROM OPERATIONS
Net investment income (loss)	$72,698	$(6,848)
Net realized gain (loss) on investments and foreign currency transactions	(80,473)	1,102,368
Net change in unrealized depreciation on investments and foreign currency translations	(613,311)	(371,128)
Net increase (decrease) in net assets resulting from operations	(621,086)	724,392

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Institutional Class	(1,227,709)	—
Retail Class	(20,072)	—
Net decrease in net assets resulting from distributions to shareholders	(1,247,781)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	372,238	529,694
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	1,128,590	—
Retail Class	8,063	—
Payments for shares redeemed:
Institutional Class	(2,032,697)	(1,484,109)
Retail Class	(4,839)	(150,580)
Net decrease in net assets from shares of beneficial interest	(528,645)	(1,104,995)

TOTAL DECREASE IN NET ASSETS	(2,397,512)	(380,603)

NET ASSETS
Beginning of Year	11,924,748	12,305,351
End of Year	$9,527,236	$11,924,748
* Includes undistributed net investment income of:	$69,627	$22,491

SHARE ACTIVITY
Institutional Class:
Shares Sold	31,461	41,625
Shares Reinvested	102,227	—
Shares Redeemed	(171,349)	(119,583)
Net decrease in shares of beneficial interest outstanding	(37,661)	(77,958)

Retail Class:
Shares Reinvested	738	—
Shares Redeemed	(388)	(12,813)
Net increase (decrease) in shares of beneficial interest outstanding	350	(12,813)

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)
Institutional Class
Net asset value, beginning of period	$12.68	$11.93	$9.49	$8.13	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.08	(0.01)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(0.89)	0.76	2.48	1.38	(1.86)
Total from investment operations	(0.81)	0.75	2.46	1.39	(1.87)
Less distributions from:
Net investment income	—	—	(0.02)	(0.03)	—
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.32)	—	(0.02)	(0.03)	—
Paid-in-Capital From Redemption Fees	—	—	0.00 (3)	—	—
Net asset value, end of period	$10.55	$12.68	$11.93	$9.49	$8.13
Total return (4)	(6.86)%	6.29%	26.01%	17.06%	(18.70	)% (5)
Net assets, at end of period (000s)	$9,361	$11,729	$11,969	$8,299	$5,889
Ratio of gross expenses to average net assets (6)	2.04%	1.97%	1.94%	3.25%	4.63	% (7)
Ratio of net expenses to average net assets	1.34%	1.34%	1.33%	1.34%	1.34	% (7)
Ratio of net investment income (loss) to average net assets (6)	0.65%	(0.05)%	(0.19)%	0.11%	(0.18	)% (7)
Portfolio Turnover Rate	36%	44%	43%	31%	31	% (5)

(1)	The CWC Small Cap Aggressive Value Fund’s Institutional Class shares commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011 (1)
Retail Class
Net asset value, beginning of period	$12.56	$11.85	$9.44	$8.10	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.05	(0.04)	(0.04)	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(0.88)	0.75	2.46	1.34	(1.87)
Total from investment operations	(0.83)	0.71	2.42	1.36	(1.90)
Less distributions from:
Net investment income	—	—	(0.01)	(0.02)	—
Net realized gains	(1.32)	—	—	—	—
Total distributions	(1.32)	—	(0.01)	(0.02)	—
Paid-in-Capital From Redemption Fees	—	—	0.00 (3)	—	—
Net asset value, end of period	$10.41	$12.56	$11.85	$9.44	$8.10
Total return (4)	(7.11)%	5.99%	25.64%	16.78%	(19.00	)% (5)
Net assets, at end of period (000s)	$166	$196	$337	$513	$196
Ratio of gross expenses to average net assets (6)	2.29%	2.22%	2.17%	3.46%	5.46	% (7)
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.59%	1.59	% (7)
Ratio of net investment income (loss) to average net assets (6)	0.41%	(0.32)%	(0.41)%	0.20%	(0.42	)% (7)
Portfolio Turnover Rate	36%	44%	43%	31%	31	% (5)

(1)	The CWC Small Cap Aggressive Value Fund’s Retail Class shares commenced operations on December 31, 2010.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.	ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2015 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$9,361,659	$—	$—	$9,361,659
Short-Term Investments	171,462	—	—	171,462
Total	$9,533,121	$—	$—	$9,533,121

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years of 2012-2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $6,991,397 and $8,558,864 respectively.

4.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended September 30, 2015, the Advisor earned $113,044 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.59% and 1.34% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively (the “Expense Limitation”). For the year ended September 30, 2015, the advisor waived fees in the amount of $80,452.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2015, the total amount of expense reimbursement subject to recapture is $220,411, of which $63,187 will expire on September 30, 2016, $76,772 will expire on September 30, 2017, and $80,452 will expire on September 30, 2018.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Retail Class shares (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.25% per year of the average daily net assets of the Retail Class shares for such distribution and shareholder service activities. The Plan is a compensation plan, which means that compensation is provided regardless of the expenses incurred. For the year ended September 30, 2015, the Fund incurred distribution fees of $463 for Retail Class shares pursuant to the Plan.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$—	$—
Long-Term Capital Gain	1,247,781	—
Return of Capital	—	—
	$1,247,781	$—

There were no distributions for the fiscal year ended September 30, 2014.

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$8,264	$1,888	$—	$—	$—	$891,593	$901,745

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for real estate investments trusts and C-Corporation return of capital distributions.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and tax adjustments for real estate investment trusts and C-Corporation return of capital distributions, resulted in reclassifications for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income/(Loss)	Gains/(Loss)
$—	$(25,562)	$25,562

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2015

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2015, the Fund did not assess any redemption fees.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust and
Shareholders of
CWC Small Cap Aggressive Value Fund

We have audited the accompanying statement of assets and liabilities of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CWC Small Cap Aggressive Value Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 31, 2010 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2015

CWC SMALL CAP AGGRESSIVE VALUE FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees on certain sales of Fund shares, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/15	9/30/15	Period*	9/30/15	Period*

Institutional Class	1.34%	$1,000.00	$890.30	$6.35	$1,018.35	$6.78
Retail Class	1.59%	$1,000.00	$888.20	$7.53	$1,017.10	$8.04

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/15 – NLFT_v3

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2381.

9/30/15 – NLFT_v3

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2015

CWC Small Cap Aggressive Value Fund - Advisor- CWC Advisors, LLC*

In connection with the regular meeting held on November 11-12, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors, LLC (“the “Advisor”) and the Trust, with respect to the CWC Small Cap Aggressive Value Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Advisor was founded in 2002 and along with its parent company, Cleland Woolworth Capital Group, Inc., is currently managing approximately $90 million in assets for high net worth individuals, institutional investors, and a mutual fund, and focuses on providing portfolio management services specializing in the domestic small cap asset class. The Trustees reviewed the background information on the key investment personnel responsible for servicing the Fund taking into consideration their education and observing their broad range of experience in investment management, portfolio construction, research analysis, and operations. The Trustees noted that the Advisor’s core investment team has been together for over 10 years demonstrating the firm’s stability. The Trustees reviewed the Advisor’s investment process observing it applies a disciplined method to screen securities using fundamental analysis, historical trends and risk management to determine if the securities meet its initial set of criteria, and if so, the Advisor conducts a deeper dive using additional research and input received from corporate management, industry experts, financial analysts and corporate competitors. Acknowledging that not all strategy risks can be eliminated, the Trustees noted the Advisor identified the main risk to the Fund as market volatility associated with a concentrated small cap portfolio of approximate 50 stocks. They further noted the Advisor utilizes a risk mitigation process that focuses on strict adherence to portfolio construction guidelines, including the monitoring of initial position size, maximum position size and sector and industry weightings relative to the benchmark. The Trustees observed that the Advisor monitors compliance with the Fund’s limitations by monitoring position size, sector weightings as well industry weightings within sectors and reviews reports received from the Fund’s administrator to ensure strict adherence to portfolio guidelines. The Trustees also took note that to date there have not been any material compliance issues. The Trustees reviewed the Advisor’s broker-dealer selection process and best execution practices noting they use broker-dealers based on their execution capabilities, competitive commission rates, research assistance, and market commentary, which, the Trustees noted, the Advisor states adds additional value to their investment process. The Trustees noted that there have been no material compliance or litigation issues reported since the last contract approval that would effect on the Advisor’s ability to operate. The Trustees recognized that the Advisor has a diligent and consistent investment process implemented a veteran investment team with a focus of adding value to the Fund. The Trustees concluded that they expect the Advisor should continue to provide high quality service to the Fund for the benefit of the shareholders.

Performance. The Trustees considered the performance of the Fund. The Trustees noted that while the Fund had positive returns, the Fund had an overall Morningstar rating of 1 star, had relatively high downside capture and lower upside capture, and ranked in the 95th percentile of the Morningstar category. The Trustees noted that over the first three quarters of 2014, the Fund’s performance had improved considerably, and had ranked in the 14th percentile of the Morningstar category. The Trustees reasoned that the Advisor was managing the Fund’s portfolio in accordance with prospectus guidelines, and recent performance had indicated that the Advisor was adding value to the portfolio and showed an ability to improve performance. After discussion, the Trustees agreed that the Advisor has met the Fund’s objective of capital appreciation and its performance is reasonable.

Fees and Expenses. The Trustees noted that the Fund charges a 1.00% management fee, and that this is higher than the Morningstar category average but within the range of the fees of the category. They also noted that the fee was

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2015

slightly higher than the peer group average of 0.90% but also within the range of fees charged by the peer group funds. They further noted that the Fund’s net expense ratio was reasonably within the ranges of the Morningstar category funds and the peer group funds and in fact lower than the average of each group. After discussion and considering that the Advisor waived over half of its fee over the last fiscal year, the Trustees concluded that the fee was not unreasonable.

Economies of Scale. The Trustees noted that the Advisor indicated that it is amenable to a discussion of breakpoints in the future, but noted that the Fund’s current asset levels are not high enough to justify breakpoints at this time. After discussion, it was the consensus of the Trustees that based on the current size of the Fund, and the Fund’s anticipated size over the next 12 months, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability. The Trustees considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees concluded that, based on the profitability analysis provided by the Advisor, it was very modest in dollar amount, even though significant in terms of percentage of revenue. After further discussion, the Trustees concluded that the profits realized by the Advisor were not excessive.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of CWC Small Cap Aggressive Value Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR
CWC Advisors, LLC
5800 SW Meadows Road, Suite 230
Lake Oswego, OR 97035

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, New York 11788

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2012 – $12,500

2013 – $12,700

2014 – $13,000

2015 – $13,500

(b)	Audit-Related Fees
2012 – None
2013 – None
2014 – None

2015 – None

(c)	Tax Fees
2012 – $3,000

2013 – $3,100

2014 – $3,100

2015 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2012 – None

2013 – None

2014 – None

2015 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $3,000	2013 – 3,100	2014 – 3,100	2015 – 3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/4/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 12/4/15